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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2002


                                   ALCOA INC.
                                   ----------
             (Exact name of Registrant as specified in its charter)




        Pennsylvania                1-3610                 25-0317820
        ------------                ------                 ----------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)            File Number)        Identification Number)




201 Isabella Street, Pittsburgh, Pennsylvania              15212-5858
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  (Address of Principal Executive Offices)                 (Zip Code)



               Office of Investor Relations      212-836-2674
               Office of the Secretary           412-553-4707
               ----------------------------------------------
            (Registrant's telephone number, including area code)

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Item 5.    OTHER EVENTS.

           Alcoa Inc. announced that its Chairman and Chief Executive Officer, Alain J. P. Belda, and Executive Vice President and Chief Financial Officer, Richard B. Kelson, submitted sworn statements today to the U.S. Securities and Exchange Commission (SEC) affirming the SEC filings made by the company in 2002. The personal certifications were submitted in accordance with SEC Order No. 4-460.

           Copies of the press release and the sworn statements of Messrs. Belda and Kelson are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are hereby incorporated herein by reference.

                                  ************

Other Recent Developments
-------------------------

           On August 7, 2002, Moody's Investors Service announced in a corrected press release that it had downgraded the long-term debt ratings of Alcoa from A1 to A2 and its rated subsidiaries from A2 to A3. Alcoa's Prime-1 short-term rating was not affected at this time.

           In July 2002, Standard and Poor's Rating Services reaffirmed Alcoa's long-term debt rating of A+ and its short-term debt rating of A-1.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits

           99.1 Press Release dated August 7, 2002.

           99.2 Statement Under Oath of Principal Executive Officer.

           99.3 Statement Under Oath of Principal Financial Officer.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALCOA INC.



                                          By:  /s/ Lawrence R. Purtell
                                               ---------------------------------
                                               Lawrence R. Purtell
                                               Executive Vice President and
                                               General Counsel

Dated:  August 7, 2002




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                                INDEX TO EXHIBITS

Exhibit No.                         Description
-----------                         -----------

99.1                 Press Release dated August 7, 2002.

99.2                 Statement Under Oath of Principal Executive Officer.

99.3                 Statement Under Oath of Principal Financial Officer.



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